Execution Copy

SERVICING AGREEMENT

This Servicing Agreement (the “Agreement”) is made and entered into as of June 1, 2007 (the “Effective Date”), among Countrywide Home Loans Servicing LP, having an address at 400 Countrywide Way, Simi Valley, California 93065 (the “Servicer”), Countrywide Home Loans, Inc., having an address at 4500 Park Granada, Calabasas, California 91302 (the “Company”) and HSBC Bank USA, National Association, as trustee for the holders of the certificates issued by Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-AR3 (including its successors in interest and any successor trustee under the Pooling Agreement as defined below, the “Trustee”) and acknowledged and agreed to by Deutsche Alt-A Securities, Inc., having an address at 60 Wall Street, New York, New York 10005, as depositor (the “Depositor”), DB Structured Products, Inc., having an address at 60 Wall Street, New York, New York 10005, as seller (“DBSP”), Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”) and as securities administrator (the “Securities Administrator”).

WHEREAS, the Depositor, the Master Servicer, the Securities Administrator, Clayton Fixed Income Services, Inc., as credit risk manager, and the Trustee entered into a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated as of April 1, 2007, relating to Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-AR3, Mortgage Pass-Through Certificates and attached hereto as Attachment 1;

WHEREAS, Ocwen Loan Servicing, LLC (successor to Ocwen Federal Bank FSB) (“Ocwen”) is currently servicing certain residential mortgage loans identified on the schedule annexed hereto as Attachment 2 (the “Serviced Loans”), until the Effective Date for the benefit of the Trustee pursuant to the provisions of the Interim Servicing and Servicing Rights Purchase Agreement, dated as of February 1, 2004, as amended by Amendment Number One, dated June 30, 2004 by and among DBSP, Ocwen Financial Corporation and Ocwen Federal Bank FSB, as modified in accordance with the terms of assignment, assumption and recognition agreements, dated as of April 30, 2007, among DBSP as assignor, the Depositor as assignee and Ocwen, and acknowledged and agreed to by the Master Servicer;

WHEREAS, pursuant to Section 2.03 of the Ocwen Servicing Agreement, DBSP has the right to transfer the servicing responsibilities of Ocwen with respect to the Serviced Loans upon the satisfaction of certain conditions set forth in the Ocwen Servicing Agreement;

WHEREAS, pursuant to the deboarding agreement, dated as of June 1, 2007, by and between DBSP and Ocwen, DBSP and Ocwen agree, by mutual consent, to terminate the Ocwen Servicing Agreement, with respect to the Serviced Loans, effective as of the Effective Date.

WHEREAS, the Depositor and DBSP desire to effectuate the replacement of Ocwen as the Servicer with respect to the Serviced Loans;

Therefore, in consideration of the mutual promises contained herein, the parties hereto agree that the Servicer shall service the Serviced Loans, for the benefit of the Trustee, pursuant to the provisions of that certain Mortgage Loan Servicing Rights Purchase and Servicing Agreement, dated as of September 1, 2005 by and among DBSP, the Company and the Servicer, as amended by Amendment One to the Mortgage Loan Servicing Rights Purchase and Servicing Agreement dated as of August 31, 2006 by and among DBSP, the Company and the Servicer, as amended by Amendment Two to the Mortgage Loan Servicing Rights Purchase and Servicing Agreement dated as of February 26, 2007 by and among DBSP, the Company and the Servicer (collectively, the “Servicing Agreement”), among the Servicer, the DBSP and the Company as modified in accordance with the terms of this Agreement.

Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Servicing Agreement.

Appointment of Servicer

1.

Each of the Depositor, DBSP, the Master Servicer and the Trustee consents to the appointment of the Servicer, and hereby designates the Servicer as servicer of the Serviced Loans from and after the Effective Date.  Any fees and expenses incurred by the Master Servicer in connection with the appointment of the Servicer shall be paid by DBSP.

Representations, Warranties and Covenants

2.

The Servicer warrants and represents to the Trustee as of the Effective Date:

(a)

Attached hereto as Attachment 3 is a true and accurate copy of the Servicing Agreement, which Servicing Agreement is in full force and effect as of the Effective Date and the provisions of which have not been waived, amended or modified in any respect (except as contemplated by this Agreement and by Amendment One), nor has any notice of termination been given thereunder;

(b)

The Servicer is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

(c)

The Servicer has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of the Servicer’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Servicer’s charter or by-laws or any legal restriction, or any material agreement or instrument to which the Servicer is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject. The execution, delivery and performance by the Servicer of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Servicer. This Agreement has been duly executed and delivered by the Servicer, and, upon the due authorization, execution and delivery by the Trustee and the Master Servicer, will constitute the valid and legally binding obligation of the Servicer, enforceable against the Servicer in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(d)

No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Servicer in connection with the execution, delivery or performance by the Servicer of this Agreement, or the consummation by it of the transactions contemplated hereby.

(e)

From and after the Effective Date, the Servicer shall service the Serviced Loans in accordance with the terms and provisions of the Servicing Agreement, as modified by this Agreement, and the Servicer shall establish a Custodial Account and an Escrow Account under the Servicing Agreement with respect to the Serviced Loans separate from the Custodial Account and Escrow Account previously established under the Servicing Agreement in favor of the Trustee, and shall remit collections received.  The Custodial Account and Escrow Account each shall be entitled “Countrywide Home Loans Servicing LP, as Servicer in trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-AR3”.

(f)

The Company hereby guarantees the performance by the Servicer of the Servicer’s obligations under this Agreement and under the Servicing Agreement.

(g)

Pursuant to Section 9.18(c) of the Servicing Agreement, the Servicer hereby restates to DBSP the representations and warranties set forth in Section 3.5 of the Servicing Agreement as of the Closing Date, as if such representations and warranties were set forth herein in full.  In the event of a breach of any such representations and warranties as of the Effective Date, DBSP shall be entitled to all of the remedies under the Servicing Agreement.

Recognition of Trustee.

3.

From and after the date hereof, Servicer shall recognize the Trustee as owner of the Serviced Loans, and acknowledges that the Serviced Loans are part of a REMIC, and will service the Serviced Loans in accordance with the Servicing Agreement, as modified by this Agreement, but in no event in a manner that would (i) cause any REMIC to fail to qualify as a REMIC or (ii) result in the imposition of a tax upon any REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code). It is the intention of the Company, the Servicer and the Trustee that this Agreement shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto. Neither the Company, the Servicer, nor the Trustee shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Serviced Loans without the prior written consent of the Trustee and the Master Servicer, which consent shall not be unreasonably withheld.

Modification of Servicing Agreement

4.

The Servicer and DBSP hereby modify the Servicing Agreement with respect to the Serviced Loans as follows:

(a)

The definition of “Business Day” in Article I of the Servicing Agreement is modified by deleting such definition in its entirety and replacing it with the following:

Business Day:  Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in the States of California, Maryland, Minnesota, New York or Texas are authorized or obligated by law or executive order to be closed.

(b)

The definition of “Remittance Date” in Article I of the Servicing Agreement is modified by deleting such definition in its entirety and replacing it with the following:

Remittance Date: With respect to any Distribution Date, the 22nd day of each month in which such Distribution Date occurs; provided that if the 22nd day of a given month is not a Business Day, the Remittance Date for such month shall be the Business Day immediately preceding such 22nd day; provided, further, that if the Remittance Date falls on a Friday, the Remittance Date shall be the Business Day immediately preceding such Friday; provided however that the first Remittance Date shall be June 22nd, 2007.

(c)

Article I of the Servicing Agreement is modified by adding the definition of “Prime Rate” as follows:

Prime Rate: The prime rate announced to be in effect from time to time, as published as the average rate in The Wall Street Journal.

(d)

Section 5.1 of the Servicing Agreement is hereby amended by replacing the term “Prepayment Charge” with the term “Prepayment Penalty” wherever it appears.

(e)

Section 6.1 of the Servicing Agreement is hereby amended by adding the following paragraph:

With respect to any remittance received by the Purchaser after the Remittance Date on which it was due, the Servicer shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus one percentage point, but no greater than the maximum permitted by applicable law, covering the period commencing with the day following the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive.

(f)

Section 6.2 of the Servicing Agreement is hereby amended by deleting the words “Not later than each Remittance Date” in the first sentence and replacing them with, “On or before the second Business Day following the last day of each Prepayment Period.”

(g)

Sections 6.4 and 6.5 of the Servicing Agreement shall be inapplicable.

(h)

The Servicing Agreement is hereby amended by inserting Exhibit L in the form of Attachment 3 hereto; provided, however, Countrywide shall not be required to report any information relating to any prepayment penalties or charges to the extent such penalties or charges are retained by Countrywide.

(i)

Amendment One to the Servicing Agreement is hereby amended by deleting the last sentence of Section 2(e)(i)(A) and replacing it with the following:

Such report shall be addressed to the Owner, the Master Servicer and such Depositor and signed by an authorized officer of the Company, and shall address each of the Applicable Servicing Criteria specified on Exhibit A hereto (wherein “Investor” shall mean the Master Servicer);

(j)

Amendment One to the Servicing Agreement is hereby amended by deleting the first sentence of Section 2(e)(ii) and replacing it with the following:

Each assessment of compliance provided by a Subservicer pursuant to Section 2(e)(i)(A) shall address each of the Applicable Servicing Criteria specified on Exhibit A hereto (wherein “Investor” shall mean the Master Servicer) delivered to the Owner concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment.

(k)

Amendment One to the Servicing Agreement is hereby amended by deleting the first sentence of Section 4 in its entirety and replacing it with the following:

The Existing Agreement is hereby amended by adding the exhibits attached hereto as Exhibit A and Exhibit B to the end thereto.

Miscellaneous

5.

All demands, notices and communications related to the Serviced Loans, the Servicing Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

(a)

In the case of the Company,

Countrywide Home Loans, Inc.

4500 Park Granada

Calabasas, California 91302

Attention:  Darren Bigby, Executive Vice  President

(b)

In the case of the Servicer,

Countrywide Home Loans Servicing LP

400 Countrywide Way

Simi Valley, California 93065

Attention:  John Lindberg, Rachel Meza, Gabe Barroso

(c)

In the case of DBSP,

DB Structured Products, Inc.

60 Wall Street

New York, New York 10005

Attention: Susan Valenti

(d)

In the case of the Depositor,

Deutsche Alt-A Securities, Inc.

c/o Deutsche Bank Securities, Inc.

60 Wall Street

New York, New York 10005

Attention: Susan Valenti

(e)

In the case of the Master Servicer,

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland  21045

Attention: Client Manager - DBALT 2007-AR3

Telecopier: (410) 715-2380

(f)

In the case of the Trustee,

HSBC Bank USA, National Association

452 Fifth Avenue

New York, New York 10018

Attention: Deutsche Alt-A Securities

Mortgage Loan Trust, Series 2007-AR3

6.

Each party will pay any commissions it has incurred and DBSP shall pay the fees of its attorneys and the reasonable fees of the attorneys of the Depositor, the Servicer and the Company in connection with the negotiations for, documenting of and closing of the transactions contemplated by this Agreement.

7.

The Servicer hereby acknowledges that, Wells Fargo Bank, N.A. has been appointed as the Master Servicer of the Serviced Loans pursuant to the Pooling and Servicing Agreement and, therefore, has the right to enforce all obligations of the Servicer under the Servicing Agreement.  Such rights will include, without limitation, the right to terminate the Servicer under the Servicing Agreement upon the occurrence of an Event of Default thereunder, the right to receive all remittances required to be made by the Servicer under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Servicing Agreement, the right to examine the books and records of the Servicer, and the right to exercise certain rights of consent and approval relating to actions taken by the Servicer.  Notwithstanding the foregoing, it is understood that the Servicer shall not be obligated to defend and indemnify and hold harmless the Master Servicer, DBSP and the Depositor against any losses, damages, penalties, fines, forfeitures, judgments and any related costs including, without limitation, reasonable and necessary legal fees, resulting from (i) action or inactions of the Servicer which were taken or omitted upon the instruction or direction of the Master Servicer or the Depositor, as applicable, or (ii) the failure of the Master Servicer or the Depositor, as applicable, to perform the obligations of the Depositor or “Owner” with respect to the servicing provisions of the Servicing Agreement.  A copy of all assessments, attestations, reports and certifications required to be delivered by the Servicer under this Agreement and the Servicing Agreement shall be delivered to the Master Servicer, and where such documents are required to be addressed to any party other than the Servicer, such addressee(s) shall include the Master Servicer and the Master Servicer shall be entitled to rely on such documents.  The Servicer shall make all distributions under the Servicing Agreement to the Master Servicer by wire transfer of immediately available funds to:

Wells Fargo Bank, N.A.

ABA Number: 121000248

Account Name: SAS Clearing

Account Number: 3970771416

For further credit to: DBALT 2007-AR3 Account #53136000

The Servicer shall deliver all reports required to be delivered under the Servicing Agreement to DBSP and the Master Servicer at their respective addresses set forth in Section 5 herein.

8.

This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles (other than Section 5-1401 of the General Obligations Law), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

9.

No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

10.

This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Servicer, the Company or the Trustee may be merged or consolidated or which succeeds to the business or assets thereof shall, without the requirement for any further writing, be deemed the Servicer, the Company, or the Trustee, respectively, hereunder.

11.

This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

12.

In the event that any provision of this Agreement conflicts with any provision of the Servicing Agreement with respect to the Serviced Loans, the terms of this Agreement shall control.

13.

For purposes of this Agreement, the Master Servicer shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to the Master Servicer as if it were a direct party to this Agreement.

14.

DBSP shall indemnify the Servicer and the Company (each, an "Indemnified Person") and hold each Indemnified Person harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary attorneys’ fees and related costs, judgments, and any other costs, fees and expenses that such Indemnified Person may sustain in any way related to the failure of Ocwen prior to the Effective Date to perform its obligations under the Ocwen Servicing Agreement including its obligation prior to the Effective Date to service and administer the Serviced Loans in compliance with the terms of the Ocwen Servicing Agreement.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

COUNTRYWIDE HOME LOANS, INC.,

as the Company

By:______________________________
Name:
Title:

COUNTRYWIDE HOME LOANS SERVICING LP,

as Servicer

By: Countrywide GP, Inc., its General partner

By:______________________________
Name:
Title:

HSBC BANK USA, NATIONAL ASSOCIATION

As Trustee for the holders of the Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-AR3, Mortgage Pass-Through Certificates

By: /s/ Fernando Acebedo
Name: Fernando Acebedo
Title: Vice President

ACKNOWLEDGED AND AGREED TO:

DB STRUCTURED PRODUCTS, INC. as DBSP

By: /s/ Ernest Calabrese

Name:

Ernest Calabrese

Title: Director

By: /s/ Rika Yano

Name:

Rika Yano

Title: Vice President

DEUTSCHE ALT-A SECURITIES, INC., as Depositor

By: /s/ Ernest Calabrese

Name:

Ernest Calabrese

Title: Director

By: /s/ Rika Yano

Name:

Rika Yano

Title: Vice President

WELLS FARGO BANK, N.A., as Master Servicer

By: /s/ Kristen Ann Cronin

Name:

Kristen Ann Cronin

Title: Vice President

ATTACHMENT 1

POOLING AND SERVICING AGREEMENT

[ON FILE WITH MCKEE NELSON LLP]

ATTACHMENT 2

SERVICED LOANS

[ON FILE WITH DBSP]

ATTACHMENT 3

SERVICING AGREEMENT

[ON FILE]

ATTACHMENT 4

EXHIBIT L TO THE SERVICING AGREEMENT

REPORTING DATA FOR DEFAULTED LOANS

Data must be submitted to Wells Fargo Bank in an Excel spreadsheet format with fixed field names and data type.  The Excel spreadsheet should be used as a template consistently every month when submitting data.

Table: Delinquency
Name	Type	Size
Servicer Loan #	Number	8
	(Double)
Investor Loan #	Number	8
	(Double)
Borrower Name	Text	20
Address	Text	30
State	Text	2
Due Date	Date/Time	8
Action Code	Text	2
FC Received	Date/Time	8
File Referred to Atty	Date/Time	8
NOD	Date/Time	8
Complaint Filed	Date/Time	8
Sale Published	Date/Time	8
Target Sale Date	Date/Time	8
Actual Sale Date	Date/Time	8
Loss Mit Approval Date	Date/Time	8
Loss Mit Type	Text	5
Loss Mit Estimated Completion	Date/Time	8
Date
Loss Mit Actual Completion Date	Date/Time	8
Loss Mit Broken Plan Date	Date/Time	8
BK Chapter	Text	6
BK Filed Date	Date/Time	8
Post Petition Due	Date/Time	8
Motion for Relief	Date/Time	8
Lift of Stay	Date/Time	8
RFD	Text	10
Occupant Code	Text	10
Eviction Start Date	Date/Time	8
Eviction Completed Date	Date/Time	8
List Price	Currency	8
List Date	Date/Time	8
Accepted Offer Price	Currency	8
Accepted Offer Date	Date/Time	8
Estimated REO Closing Date	Date/Time	8
Actual REO Sale Date	Date/Time	8

•

Items in bold are MANDATORY FIELDS. We must receive information in those fields every month in order for your file to be accepted.

The Action Code Field should show the applicable numeric code to indicate that a special action is being taken. The Action Codes are the following:

12-Relief Provisions
 15-Bankruptcy/Litigation
20-Referred for Deed-in-Lieu
30-Referred fore Foreclosure
60-Payoff
65-Repurchase
70-REO-Held for Sale
71-Third Party Sale/Condemnation
72-REO-Pending Conveyance-Pool Insurance claim filed

Wells Fargo Bank will accept alternative Action Codes to those above, provided that the Codes are consistent with industry standards. If Action Codes other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Action Codes prior to sending the file.

Description of Action Codes:

Action Code 12 - To report a Mortgage Loan for which the Borrower has been granted relief for curing a delinquency.  The Action Date is the date the relief is expected to end.  For military indulgence, it will be three months after the Borrower’s discharge from military service.

Action Code 15 - To report the Borrower’s filing for bankruptcy or instituting some other type of litigation that will prevent or delay liquidation of the Mortgage Loan.  The Action Date will be either the date that any repayment plan (or forbearance) instituted by the bankruptcy court will expire or an additional date by which the litigation should be resolved.

Action Code 20 - To report that the Borrower has agreed to a deed-in-lieu or an assignment of the property. The Action Date is the date the Servicer decided to pursue a deed-in-lieu or the assignment.

Action Code 30 - To report that the decision has been made to foreclose the Mortgage Loan.  The Action Date is the date the Servicer referred the case to the foreclosure attorney.

Action Code 60 - To report that a Mortgage Loan has been paid in full either at, or prior to, maturity.  The Action Date is the date the pay-off funds were remitted to the Master Servicer.

Action Code 65 - To report that the Servicer is repurchasing the Mortgage Loan.  The Action Date is the date the repurchase proceeds were remitted to the Master Servicer.

Action Code 70 - To report that a Mortgage Loan has been foreclosed or a deed-in-lieu of foreclosure has been accepted, and the Servicer, on behalf of the owner of the Mortgage Loan, has acquired the property and may dispose of it.  The Action Date is the date of the foreclosure sale or, for deeds-in-lieu, the date the deed is recorded on behalf of the owner of the Mortgage Loan.

Action Code 71 - To report that a Mortgage Loan has been foreclosed and a third party acquired the property, or a total condemnation of the property has occurred.  The Action Date is the date of the foreclosure sale or the date the condemnation award was received.

Action Code 72 - To report that a Mortgage Loan has been foreclosed, or a deed-in-lieu has been accepted, and the property may be conveyed to the mortgage insurer and the pool insurance claim has been filed.  The Action Date is the date of the foreclosure sale, or, for deeds-in-lieu, the date of the deed for conventional mortgages.

The Loss Mit Type field should show the approved Loss Mitigation arrangement.  The following are acceptable:

ASUM-Approved Assumption
BAP-Borrower Assistance Program
CO-Charge Off
DIL-Deed-in-Lieu
FFA-Formal Forbearance Agreement
MOD-Loan Modification
PRE-Pre-Sale
SS-Short Sale
MISC-Anything else approved by the PMI or Pool Insurer

Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards.  If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property.  The acceptable codes are:

Mortgagor
Tenant
 Unknown
Vacant

REALIZED LOSS CALCULATION INFORMATION

WELLS FARGO BANK, N.A. Form 332

Calculation of Realized Loss

Purpose

To provide the Servicer with a form for the calculation of any Realized Loss (or gain) as a result of a Mortgage Loan having been foreclosed and Liquidated.

Distribution

The Servicer will prepare the form in duplicate and send the original together with evidence of conveyance of title and appropriate supporting documentation to the Master Servicer with the Monthly Accounting Reports which supports the Mortgage Loan’s removal from the Mortgage Loan Activity Report. The Servicer will retain the duplicate for its own records.

Due Date

With respect to any liquidated Mortgage Loan, the form will be submitted to the Master Servicer no later than the date on which statements are due to the Master Servicer under Section 4.02 of this Agreement (the “Statement Date”) in the month following receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan; provided, that if such Statement Date is not at least 30 days after receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan, then the form will be submitted on the first Statement Date occurring after the 30th day following receipt of final liquidation proceeds and supporting documentation.

Preparation Instructions

The numbers on the form correspond with the numbers listed below.

1.

The actual Unpaid Principal Balance of the Mortgage Loan.

2.

The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed.

3-7.

Complete as necessary.  All line entries must be supported by copies of appropriate statements,

vouchers, receipts, canceled checks, etc., to document the expense.  Entries not properly documented will not be reimbursed to the Servicer.

8.

Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis.

10.

The total of lines 1 through 9.

Credits

11-17.

Complete as necessary.  All line entries must be supported by copies of the appropriate claims forms, statements, payment checks, etc.  to document the credit.  If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 16.

18.

The total of lines 11 through 17.

Total Realized Loss (or Amount of Any Gain)

19.

The total derived from subtracting line 18 from 10.  If the amount represents a realized gain, show the amount in parenthesis (  ).

WELLS FARGO BANK, N.A.
CALCULATION OF REALIZED LOSS

WELLS FARGO BANK, N.A. Trust:  ___________________________

Prepared by: __________________ Date: _______________

Phone: ______________________

Servicer Loan No.

Servicer Name

Servicer Address

WELLS FARGO BANK, N.A.
Loan No._____________________________
Borrower’s Name:________________________________________________________
Property
Address:________________________________________________________________

Liquidation and Acquisition Expenses:
Actual Unpaid Principal Balance of Mortgage Loan	$ _______________(1)
Interest accrued at Net Rate	________________(2)
Attorney’s Fees	________________(3)
Taxes	________________(4)
Property Maintenance	________________(5)
MI/Hazard Insurance Premiums	________________(6)
Hazard Loss Expenses	________________(7)
Accrued Servicing Fees	________________(8)
Other (itemize)	________________(9)
$ _________________

Total Expenses	$ ______________(10)
Credits:
Escrow Balance	$ ______________(11)
HIP Refund	________________(12)
Rental Receipts	________________(13)
Hazard Loss Proceeds	________________(14)
Primary Mortgage Insurance Proceeds	________________(15)
Proceeds from Sale of Acquired Property	________________(16)
Other (itemize)	________________(17)
___________________
___________________
Total Credits	$________________(18)

Total Realized Loss (or Amount of Gain)  $________________

Exhibit L-1: Standard File Layout - Master Servicing
Column Name	Description	Decimal	Format Comment	Max Size
SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 10 digits	20
LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10
BORROWER_NAME	The borrower name as received in the file. It is not separated by first and last name.		Maximum length of 30 (Last, First)	30
SCHED_PAY_AMT	Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant.	2	No commas(,) or dollar signs ($)	11
NOTE_INT_RATE	The loan interest rate as reported by the Servicer.	4	Max length of 6	6
NET_INT_RATE	The loan gross interest rate less the service fee rate as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_RATE	The servicer's fee rate for a loan as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_AMT	The servicer's fee amount for a loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_PAY_AMT	The new loan payment amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_LOAN_RATE	The new loan rate as reported by the Servicer.	4	Max length of 6	6
ARM_INDEX_RATE	The index the Servicer is using to calculate a forecasted rate.	4	Max length of 6	6
ACTL_BEG_PRIN_BAL	The borrower's actual principal balance at the beginning of the processing cycle.	2	No commas(,) or dollar signs ($)	11
ACTL_END_PRIN_BAL	The borrower's actual principal balance at the end of the processing cycle.	2	No commas(,) or dollar signs ($)	11
BORR_NEXT_PAY_DUE_DATE	The date at the end of processing cycle that the borrower's next payment is due to the Servicer, as reported by Servicer.		MM/DD/YYYY	10
SERV_CURT_AMT_1	The first curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_1	The curtailment date associated with the first curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_1	The curtailment interest on the first curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_2	The second curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_2	The curtailment date associated with the second curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_2	The curtailment interest on the second curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_3	The third curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_3	The curtailment date associated with the third curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_AMT_3	The curtailment interest on the third curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
PIF_AMT	The loan "paid in full" amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PIF_DATE	The paid in full date as reported by the Servicer.		MM/DD/YYYY	10
			Action Code Key: 15=Bankruptcy, 30=Foreclosure, , 60=PIF, 63=Substitution, 65=Repurchase,70=REO	2
ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan.
INT_ADJ_AMT	The amount of the interest adjustment as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
SOLDIER_SAILOR_ADJ_AMT	The Soldier and Sailor Adjustment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
NON_ADV_LOAN_AMT	The Non Recoverable Loan Amount, if applicable.	2	No commas(,) or dollar signs ($)	11
LOAN_LOSS_AMT	The amount the Servicer is passing as a loss, if applicable.	2	No commas(,) or dollar signs ($)	11
SCHED_BEG_PRIN_BAL	The scheduled outstanding principal amount due at the beginning of the cycle date to be passed through to investors.	2	No commas(,) or dollar signs ($)	11
SCHED_END_PRIN_BAL	The scheduled principal balance due to investors at the end of a processing cycle.	2	No commas(,) or dollar signs ($)	11
SCHED_PRIN_AMT	The scheduled principal amount as reported by the Servicer for the current cycle -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
SCHED_NET_INT	The scheduled gross interest amount less the service fee amount for the current cycle as reported by the Servicer -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_PRIN_AMT	The actual principal amount collected by the Servicer for the current reporting cycle -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_NET_INT	The actual gross interest amount less the service fee amount for the current reporting cycle as reported by the Servicer -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ AMT	The penalty amount received when a borrower prepays on his loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ WAIVED	The prepayment penalty amount for the loan waived by the servicer.	2	No commas(,) or dollar signs ($)	11

MOD_DATE	The Effective Payment Date of the Modification for the loan.		MM/DD/YYYY	10
MOD_TYPE	The Modification Type.		Varchar - value can be alpha or numeric	30
DELINQ_P&I_ADVANCE_AMT	The current outstanding principal and interest advances made by Servicer.	2	No commas(,) or dollar signs ($)	11